UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

AT Disciplined Equity Fund

AT Mid Cap Equity Fund

AT Income Opportunities Fund

Annual Report	October 31, 2016

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-3AT-FUND; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016
(Unaudited)

SHAREHOLDERS’ LETTER

Dear AT Funds Investors,

Though volatile, the past twelve months as of October 31, 2016 ended profitably for U.S. equity markets. The second broad market correction in recent memory occurred early in 2016, brought on by liquidity pressures in the non-investment grade fixed income sector and was primarily attributable to the second significant oil price downturn in as many years. The ensuing recovery in oil prices helped alleviate pressures in non-investment grade debt while equity markets recovered alongside oil.

Another source of volatility was domestic and foreign monetary policy. In December, the Federal Reserve voted to increase the Federal Funds Target Rate and was the first increase since dropping the rate to the zero-bound in December, 2008. While the cadence and slope of future increases remain unknown, the expectation is for the Federal Reserve to normalize short-term rates and move closer to historical levels. In direct contrast to the Federal Reserve, the European Central Bank and Bank of Japan continue to pursue quantitative easing and other aggressive policies.

Lastly, the outcome of the British referendum, caught investors off-guard over the summer. However, global equity markets quickly recovered. The populist movement can be seen as a global phenomenon, as evidenced by Donald Trump’s victory in the U.S Presidential election. We expect the global political climate to remain volatile through next year, with several key elections ahead in Europe as well.

In environments such as these, the AT Funds remain committed to the philosophy of fundamental, active investing while maintaining an opportunistic, high-quality bias for our investors. We would like to take this opportunity to thank you for your investment in the AT Funds. Following is a discussion of each Fund’s performance and strategy for the fiscal year.

AT Disciplined Equity Fund

The S&P 500 returned 4.51% for the one year period ended October 31, 2016. Market volatility continued as the market reacted negatively to sluggish economic data in the beginning of the period, subsequently bounced back and swooned again on the surprise Brexit vote results. Once the market came to terms with the reality that there would be neither an enormous nor immediate impact on economies with the UK breaking from the EU, the stock market resumed its advance. In the period, value stocks outperformed growth, and mid and small stocks outperformed large. The best sectors included Information Technology and the yield oriented sectors of Utilities, Telecommunications Services and Consumer Staples. Lagging sectors

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016
(Unaudited)

included Healthcare and Consumer Discretionary which had negative returns, and, to a small degree, Financials and Energy.

After a strong showing in fiscal year 2015, the AT Disciplined Equity Fund underperformed the market with a return of 1.17%, with the bulk of the underperformance coming in the first part of the period. Sector wise, the largest detractor on a relative basis was Information Technology where an underweight in semiconductor stocks and a lack of ownership in Facebook presented a headwind. Additionally, Alliance Data underperformed after reporting a disappointing quarterly result in their ad agency business. In Energy, Williams Companies performed poorly as uncertainty about a proposed acquisition hit the stock. Underweights in Utilities and Consumer Staples were a negative as well. Finally, credit sensitive holdings, American Express and Capital One Financial, lagged.

Performing well in the period were Consumer Discretionary, led by Amazon, and Healthcare where performance benefited from holdings in Stryker, Medtronic and Danaher as well as from avoiding the biotechnology industry entirely.

The Fund remains focused on seeking high quality companies with attractive free cash flow characteristics at reasonable valuations. Market volatility, while not welcomed by many, can often present investment opportunities in the stocks of this type of company.

AT Mid Cap Equity Fund

The Russell Mid-Cap Growth Index returned 0.40% during the year ended October 31, 2016. This compares to a return of 4.51% for the S&P 500 Index. Consumer Staples, Information Technology and Materials were the top performing sectors in the Russell Mid-Cap Growth Index, while Consumer Discretionary and Healthcare were the bottom performing sectors.

The Mid-Cap Growth Fund, on a net basis, returned -1.74% during the year ended October 31, 2016, below the 0.40% positive return for the benchmark. The Consumer Discretionary and Materials sectors outperformed the benchmark. Our slight underweight in Consumer Discretionary, along with positive stock selection, contributed to performance. In Materials, the stock selection effect was responsible for the positive performance. The Health Care and Consumer Staples sectors were the bottom performing sectors on a relative basis, primarily due to performance in a few specific stocks. Industrials, Information Technology and Real Estate were relative underperformers as well, but to a lesser degree.

Dollar Tree, Ross Stores and Berry Plastics Group were top performing stocks in the Mid-Cap Fund’s top performing sectors, but Medivation Incorporated and Broadcom Corporation were the top performing stocks in the Fund this year. Dollar

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016
(Unaudited)

Tree results continue to reflect a synergy ramp from their acquisition of Family Dollar, new store growth, positive same store sales trends and positive earnings revisions. Ross Stores is benefiting from a secular shift to off price retail. Share gains, new unit growth, and positive same store sales trends are reflected in solid revenue and earnings growth. Medivation was acquired by Pfizer, and Broadcom, formerly known as Avago Technologies, made a very accretive acquisition.

Acadia Healthcare, Team Health Holdings and Brown Forman were the bottom performing stocks in the Mid-Cap Fund’s bottom performing sectors, and Cognizant Technology and Alliance Data Systems were the bottom performing stocks in the total Fund this year. Cognizant was placed under investigation under the Foreign Corrupt Practices Act at the end of September. Subsequent news suggests a minor violation involving improper payments of a small magnitude, and no need of financial restatement, both of which are reflected in the recovery of the share price. Alliance Data Systems declined due to concerns over the quality of their credit card portfolio. We believe these concerns were unjustified and these shares have recently recovered.

Despite the performance lag this year, our long-term results support our investment philosophy and process. Our strong conviction in the ability of our existing holdings to generate consistent, above average growth, strong free cash flow and high returns on invested capital, and in our ability to identify attractive future investments, holds firm.

AT Income Opportunities Fund

The Fund’s blended benchmark (60% S&P 500 Index/40% Bloomberg Barclays Government Credit Index) gained 4.75% in the year ended October 31, 2016. Bonds modestly outperformed equities, as measured by the 4.84% gain of the Bloomberg Barclays Government Credit Index vs. the 4.51% gain of the S&P 500 Index. Equities sold off in January and February as energy markets corrected, credit spreads widened, the US dollar strengthened, and concerns over Chinese economic growth were amplified. The unease in the market helped push yields on US treasuries lower. The 10-year US treasury yield declined approximately 100 basis points from the high in November 2015 to a low of 1.36% by early July 2016. The market regained its footing with steady gains following the January lows; the

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016
(Unaudited)

S&P 500 Index gained 16.3% off the January 20th lows through October 31, 2016 and yields generally moved higher.

The AT Income Opportunities Fund gained 6.55% in twelve months ended October 31, 2016, outperforming the blended benchmark return by 182 basis points. Both debt and equity holdings outperformed their respective benchmarks.

Declining treasury yields provided an attractive backdrop for debt securities, in general. The Fund’s fixed income exposure skewed towards lower duration credit, which benefited relative performance over the twelve month period. Credit spreads, especially in the high yield energy sector, rose markedly from October 2015 through mid-February 2016 before contracting substantially from mid-February through the end of the fiscal year in February. This contraction in credit spreads combined with downward trending treasury yields resulted in sizeable gains for the Fund’s fixed income holdings.

The lower interest environment helped support dividend paying stocks, although the strategy was underweight traditional “bond-alternative” sectors, such as Consumer Staples and Telecommunications due to valuation concerns. The Financial sector was the largest contributor to relative outperformance. Business development companies (“BDCs”) such as Hercules Capital, Golub Capital and Ares Capital were strong performers. The Fund’s bank and insurance holdings including US Bank, JP Morgan Chase, and Prudential were partially aided by rising expectations of a Federal Reserve interest rate hike in late 2016. The Fund’s Health Care holdings benefitted from strong performance in pharmaceutical companies Merck and Johnson & Johnson, while avoiding many of the underperforming biotech companies.

Energy holdings detracted from the overall positive performance of the Fund. Williams Companies and Kinder Morgan both underperformed between October and February, but have since recovered a portion of their respective drawdowns. In addition, being underexposed to the exploration & production companies strained relative performance as the companies sharply rerated higher once a bottom in oil prices was set in January.

We believe an increasing focus by investors on both fiscal and monetary policy in the year ahead has the potential to create market volatility as the current business and credit cycle continue to elongate. We will continue to manage the Fund to take

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016
(Unaudited)

advantage of opportunities emanating from both macro developments, as well as changes in specific company fundamentals.

Definition of the Comparative Indices

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Bloomberg Barclays U.S. Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY FUND
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2016(1)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
AT Disciplined Equity Fund,
Institutional Shares	1.17%	9.08%	13.13%	7.72%	7.87
S&P 500 Index	4.51%	8.84%	13.57%	6.70%	7.11

(1)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2016(1)
	1 Year	Inception to Date
AT Mid Cap Equity Fund,
Institutional Shares	(1.74)%	5.56%
Russell Mid-Cap Growth Index	0.40%	3.23%

(1) Fund commenced operations on June 27, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2016(1)
	1 Year	Inception to Date
AT Income Opportunities Fund,
Institutional Shares	6.55%	3.07%
60/40 Hybrid of the S&P 500 Index and Bloomberg
Barclays U.S. Government/Credit Index	4.75%	4.90%
S&P 500	4.51%	5.68%
Bloomberg Barclays U.S. Government/Credit Index	4.84%	3.33%

(1) Commenced operations on June 27, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.7%

	Shares	Value
CONSUMER DISCRETIONARY — 14.1%
Amazon.com *	34,320	$27,106,622
Comcast, Cl A	280,318	17,329,259
Dollar General	155,069	10,713,717
Home Depot	136,566	16,662,418
Macy’s	187,658	6,847,641
Omnicom Group	97,291	7,765,767
TJX	138,977	10,249,554
VF	123,052	6,670,649

		103,345,627

CONSUMER STAPLES — 5.6%
Colgate-Palmolive	113,586	8,105,497
CVS Health	140,147	11,786,363
PepsiCo	95,083	10,192,898
Walgreens Boots Alliance	128,209	10,606,730

		40,691,488

ENERGY — 4.2%
Anadarko Petroleum	222,910	13,249,771
EOG Resources	74,789	6,762,421
Kinder Morgan	525,014	10,726,036

		30,738,228

FINANCIALS — 14.5%
American Express	166,052	11,029,174
BlackRock, Cl A	34,332	11,715,452

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Capital One Financial	172,737	$12,789,447
Citigroup	183,612	9,024,530
JPMorgan Chase	237,975	16,482,148
Prudential Financial	182,048	15,435,850
US Bancorp	308,884	13,825,648
Wells Fargo	340,088	15,647,449

		105,949,698

HEALTH CARE — 19.2%
Aetna	122,241	13,122,571
Allergan *	73,034	15,259,724
Cigna	58,733	6,979,242
Express Scripts Holding *	171,602	11,565,975
Johnson & Johnson	130,418	15,127,184
McKesson	46,736	5,943,417
Medtronic	252,265	20,690,775
Merck	192,266	11,289,859
Stryker	121,107	13,969,693
Thermo Fisher Scientific	66,015	9,706,186
UnitedHealth Group	122,062	17,251,023

		140,905,649

INDUSTRIALS — 8.8%
Boeing	78,728	11,213,229
Danaher	164,977	12,958,943
Fortive	82,489	4,211,063
General Electric	568,646	16,547,599
Union Pacific	106,125	9,358,103
United Technologies	98,067	10,022,447

		64,311,384

INFORMATION TECHNOLOGY — 24.7%
Alliance Data Systems	30,154	6,165,588
Alphabet, Cl A *	10,505	8,507,999
Alphabet, Cl C *	34,261	26,879,125
Apple	201,709	22,902,040
Automatic Data Processing	229,500	19,980,270
Cisco Systems	470,340	14,430,031
Dell Technologies - VMware Inc, Cl V *	52,892	2,596,468
Fidelity National Information Services	125,058	9,244,287
Fiserv *	114,123	11,238,833
Microsoft	395,432	23,694,286
Oracle	397,521	15,272,757
QUALCOMM	137,521	9,450,443

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Visa, Cl A	128,162	$10,574,647

		180,936,774

MATERIALS — 1.5%
Praxair	94,426	11,053,507

REAL ESTATE — 2.8%
American Tower, Cl A ‡	93,022	10,901,248
Simon Property Group ‡	49,935	9,285,913

		20,187,161

UTILITIES — 1.3%
NextEra Energy	76,938	9,848,064

TOTAL COMMON STOCK
(Cost $510,945,978)		707,967,580

CASH EQUIVALENT (A) — 3.3%
JPMorgan US Government Money Market Fund,
Class Institutional 0.290%
(Cost $24,533,829)	24,533,829	24,533,829

TOTAL INVESTMENTS — 100.0%
(Cost $535,479,807)		$732,501,409

Percentages are based on Net Assets of $732,488,799.

*	Non-income producing security.
(A)	The reporting rate is the 7-day effective yield as of October 31, 2016.
‡	Real Estate Investment Trust

Cl — Class

As of October 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended October 31, 2016, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS (UNAUDITED)†

†        Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.1%**

	Shares	Value
CONSUMER DISCRETIONARY — 21.7%
AutoNation *	52,335	$2,295,936
AutoZone *	13,003	9,650,307
BorgWarner	87,548	3,137,720
Carter’s	46,924	4,051,418
Delphi Automotive	43,935	2,858,851
Dick’s Sporting Goods	44,582	2,480,988
Discovery Communications, Cl C *	86,902	2,182,109
Dollar Tree *	83,510	6,309,181
Foot Locker	62,511	4,173,860
GameStop, Cl A	60,007	1,443,168
Hanesbrands	132,291	3,399,879
LKQ *	125,103	4,038,325
Marriott International, Cl A	47,974	3,295,814
Mohawk Industries *	20,191	3,721,201
O’Reilly Automotive *	15,103	3,993,837
Ross Stores	95,624	5,980,325
Tractor Supply	42,482	2,660,648
Ulta Salon Cosmetics & Fragrance *	11,307	2,751,445
Whirlpool	27,217	4,077,651

		72,502,663

CONSUMER STAPLES — 5.8%
Brown-Forman, Cl B	76,564	3,534,960
Church & Dwight	94,009	4,536,875
Monster Beverage *	53,304	7,693,899

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value
CONSUMER STAPLES — continued
Sprouts Farmers Market *	165,808	$3,672,647

		19,438,381

ENERGY — 1.6%
Concho Resources *	24,391	3,096,194
EQT	32,225	2,126,850

		5,223,044

FINANCIALS — 3.9%
Ameriprise Financial	39,251	3,469,396
Intercontinental Exchange	15,103	4,083,700
T Rowe Price Group	36,182	2,316,010
TD Ameritrade Holding	89,163	3,050,266

		12,919,372

HEALTH CARE — 14.5%
Acadia Healthcare *	91,424	3,287,607
Aetna	47,893	5,141,313
Alkermes *	56,858	2,866,212
AmerisourceBergen, Cl A	61,380	4,316,242
Cardinal Health	36,586	2,513,092
Edwards Lifesciences *	30,044	2,860,790
Envision Healthcare Holdings *	129,706	2,565,585
HCA Holdings *	61,219	4,685,090
HealthSouth	117,107	4,701,846
Humana	17,768	3,047,745
Jazz Pharmaceuticals *	14,861	1,626,833
Ligand Pharmaceuticals *	14,618	1,399,381
MEDNAX *	46,116	2,824,605
Team Health Holdings *	46,520	1,993,382
Universal Health Services, Cl B	38,605	4,660,010

		48,489,733

INDUSTRIALS — 9.8%
AMETEK	71,637	3,159,192
B/E Aerospace	67,680	4,028,314
HD Supply Holdings *	114,604	3,781,932
Hubbell, Cl B	21,725	2,270,697
IHS Markit *	69,457	2,555,323
Kansas City Southern	38,040	3,338,390
Pentair	34,002	1,874,530
Rexnord *	148,767	2,958,976
Roper Technologies	24,714	4,283,183
Stericycle *	33,275	2,664,995

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Wabtec	24,633	$1,904,377

		32,819,909

INFORMATION TECHNOLOGY — 30.4%
Alliance Data Systems	36,505	7,464,177
Amphenol, Cl A	58,796	3,876,420
ANSYS *	33,840	3,091,284
Cardtronics *	97,320	4,866,000
Check Point Software Technologies *	43,451	3,674,216
Citrix Systems *	26,087	2,212,178
Cognizant Technology Solutions, Cl A *	151,513	7,780,193
EPAM Systems *	73,333	4,720,445
Euronet Worldwide *	67,357	5,358,249
Fidelity National Information Services	73,576	5,438,738
Fiserv *	102,166	10,061,308
Global Payments	53,466	3,877,354
Microchip Technology	96,270	5,829,148
NXP Semiconductors *	72,849	7,284,900
PTC *	78,502	3,724,135
Sabre	143,356	3,702,886
Skyworks Solutions	59,119	4,548,616
TE Connectivity	58,150	3,655,891
Vantiv, Cl A *	124,134	7,244,460
WEX *	29,560	3,224,996

		101,635,594

MATERIALS — 4.7%
Ashland Global Holdings	21,402	2,391,245
Berry Plastics Group *	102,085	4,466,219
Crown Holdings *	56,292	3,053,841
FMC	41,028	1,923,803
International Flavors & Fragrances	29,156	3,813,022

		15,648,130

REAL ESTATE — 2.3%
Equinix ‡	14,861	5,309,538
Jones Lang LaSalle	23,664	2,291,858

		7,601,396

TELECOMMUNICATION SERVICES — 1.4%
SBA Communications, Cl A *	42,886	4,858,126

TOTAL COMMON STOCK
(Cost $317,720,830)		321,136,348

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND
OCTOBER 31, 2016

CASH EQUIVALENT (A) — 3.9%
JPMorgan US Government Money Market Fund,
Class Institutional, 0.290%
(Cost $12,979,569)	12,979,569	$12,979,569

TOTAL INVESTMENTS — 100.0%
(Cost $330,700,399)		$334,115,917

Percentages are based on Net Assets of $334,174,846.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	The reporting rate is the 7-day effective yield as of October 31, 2016.

‡	Real Estate Investment Trust

Cl — Class

As of October 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended October 31, 2016, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 59.7%

	Shares	Value
CONSUMER DISCRETIONARY — 7.1%
Amazon.com * (E)	2,100	$1,658,622
Comcast, Cl A	33,225	2,053,969
Home Depot	20,000	2,440,200
Regal Entertainment Group, Cl A (E)	69,650	1,498,172
Starbucks (E)	22,000	1,167,540
Tupperware Brands	70,700	4,208,064
VF	48,600	2,634,606
Walt Disney (E)	11,000	1,019,590

		16,680,763

CONSUMER STAPLES — 4.4%
Kellogg	48,550	3,647,561
PepsiCo	32,875	3,524,200
Walgreens Boots Alliance	37,900	3,135,467

		10,307,228

ENERGY — 3.7%
Kinder Morgan	192,875	3,940,436
Occidental Petroleum (E)	66,300	4,833,933

		8,774,369

FINANCIALS — 12.6%
Ares Capital	211,275	3,232,507
BankUnited	97,250	2,833,865
Golub Capital	152,650	2,701,905

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Hercules Capital	202,725	$2,779,360
JPMorgan Chase (E)	60,900	4,217,934
Navient (E)	157,620	2,014,384
Prudential Financial	55,100	4,671,929
US Bancorp (E)	104,650	4,684,134
Wells Fargo	53,000	2,438,530

		29,574,548

HEALTH CARE — 6.8%
Allergan * (E)	4,600	961,124
Johnson & Johnson (E)	36,950	4,285,830
Merck	72,375	4,249,860
Novartis ADR	34,875	2,476,823
Pfizer	121,325	3,847,216

		15,820,853

INDUSTRIALS — 7.6%
Boeing (E)	28,825	4,105,545
General Electric	128,875	3,750,263
Lockheed Martin (E)	15,975	3,935,920
Union Pacific (E)	31,950	2,817,351
United Parcel Service, Cl B	29,795	3,210,709

		17,819,788

INFORMATION TECHNOLOGY — 12.3%
Alphabet, Cl A * (E)	3,150	2,551,185
Apple (E)	38,100	4,325,874
Automatic Data Processing	43,100	3,752,286
Cisco Systems (E)	78,550	2,409,914
Intel	68,320	2,382,318
Microchip Technology (E)	51,669	3,128,558
Microsoft	82,925	4,968,866
Paychex	56,075	3,095,340
Visa, Cl A (E)	27,925	2,304,092

		28,918,433

MATERIALS — 1.2%
Praxair (E)	23,200	2,715,792

REAL ESTATE — 1.0%
Weyerhaeuser ‡	74,900	2,241,757

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value
TELECOMMUNICATION SERVICES — 0.5%
Verizon Communications (E)	26,100	$1,255,410

UTILITIES — 2.5%
NextEra Energy (E)	22,129	2,832,512
NRG Yield, Cl A	49,750	732,818
NRG Yield, Cl C	144,100	2,219,140

		5,784,470

TOTAL COMMON STOCK
(Cost $133,746,264)		139,893,411

CORPORATE OBLIGATIONS — 29.6%
	Face Amount
CONSUMER DISCRETIONARY — 5.8%
Ford Motor Credit
3.336%, 03/18/21	$2,855,000	2,935,654
General Motors Financial
2.134%, 10/04/19(A)	2,000,000	2,011,494
Goodyear Tire & Rubber
5.125%, 11/15/23	2,250,000	2,323,125
Regal Entertainment Group
5.750%, 03/15/22	2,000,000	2,070,000
Sirius XM Radio
6.000%, 07/15/24(B)	750,000	795,938
Speedway Motorsports
5.125%, 02/01/23	1,835,000	1,848,340
Tenneco
5.375%, 12/15/24	630,000	657,562
Time Warner
3.600%, 07/15/25	1,000,000	1,039,195

		13,681,308

ENERGY — 4.9%
Chesapeake Energy
8.000%, 12/15/22(B)	847,000	859,176
DCP Midstream
6.750%, 09/15/37(B)	1,500,000	1,567,500
Genesis Energy
6.000%, 05/15/23	1,700,000	1,704,250
Kinder Morgan MTN
7.800%, 08/01/31	1,400,000	1,735,268
Linn Energy
6.500%, 05/15/19(C)	500,000	166,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — continued
Regency Energy Partners
5.500%, 04/15/23	$3,265,000	$3,362,454
Sabine Pass Liquefaction
5.750%, 05/15/24	1,250,000	1,321,875
5.625%, 03/01/25	750,000	793,612

		11,510,385

FINANCIALS — 5.3%
Ally Financial
3.750%, 11/18/19	3,500,000	3,504,375
Ares Capital
3.875%, 01/15/20	2,500,000	2,570,512
Bank of America MTN
3.950%, 04/21/25	3,250,000	3,336,431
Navient MTN
4.875%, 06/17/19	500,000	504,375
4.625%, 09/25/17	425,000	431,111
Wells Fargo MTN
4.100%, 06/03/26	2,000,000	2,101,258

		12,448,062

HEALTH CARE — 2.5%
Fresenius US Finance II
4.500%, 01/15/23(B)	2,000,000	2,085,000
HCA
6.500%, 02/15/20	1,150,000	1,273,625
5.000%, 03/15/24	1,250,000	1,301,875
Universal Health Services
4.750%, 08/01/22(B)	500,000	513,500
3.750%, 08/01/19(B)	750,000	778,125

		5,952,125

INDUSTRIALS — 2.0%
Masco
4.450%, 04/01/25	2,750,000	2,870,313
United Rentals North America
6.125%, 06/15/23	1,650,000	1,724,250

		4,594,563

INFORMATION TECHNOLOGY — 2.6%
CommScope Technologies Finance
6.000%, 06/15/25(B)	2,000,000	2,100,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY — continued
NXP BV
4.625%, 06/01/23(B)	$1,000,000	$1,095,000
4.625%, 06/15/22(B)	1,000,000	1,090,000
Sanmina
4.375%, 06/01/19(B)	1,750,000	1,824,375

		6,109,375

MATERIALS — 0.9%
NOVA Chemicals
5.000%, 05/01/25(B)	2,000,000	2,007,500

REAL ESTATE — 0.9%
Sabra Health Care ‡
5.500%, 02/01/21	2,000,000	2,085,000

TELECOMMUNICATION SERVICES — 4.7%
Frontier Communications
9.250%, 07/01/21	2,000,000	2,110,000
Level 3 Financing
5.250%, 03/15/26(B)	2,000,000	2,030,000
Sprint Capital
6.900%, 05/01/19	1,000,000	1,052,500
Sprint Communications
6.000%, 12/01/16	1,000,000	1,001,250
Sprint Spectrum
3.360%, 09/20/21(B)	2,500,000	2,506,250
Verizon Communications
3.500%, 11/01/24	2,250,000	2,345,236

		11,045,236

TOTAL CORPORATE OBLIGATIONS
(Cost $67,912,477)		69,433,554

EXCHANGE TRADED FUNDS — 6.1%

	Shares	Value
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund	275,000	4,138,750
PIMCO 0-5 Year High Yield Corporate Bond ETF	36,990	3,641,666
PowerShares Senior Loan Portfolio	284,285	6,589,726

TOTAL EXCHANGE TRADED FUNDS
(Cost $14,956,591)		14,370,142

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2016

PREFERRED STOCK — 1.0%

	Shares	Value
FINANCIALS — 1.0%
Wells Fargo, 7.500%	1,700	$2,218,500

TOTAL PREFERRED STOCK
(Cost $2,066,538)		2,218,500

U.S. TREASURY OBLIGATION — 0.8%

	Face Amount
U.S. Treasury Bond
2.500%, 02/15/45
(Cost $1,911,289)	$2,000,000	1,965,156

CASH EQUIVALENTS (D) — 2.7%
JPMorgan US Government Money Market Fund,
Class Institutional, 0.29% (E)	5,500,505	5,500,505

TOTAL CASH EQUIVALENTS
(Cost $5,500,505)		5,500,505

TOTAL INVESTMENTS — 99.9%
(Cost $226,093,664)		$233,381,268

WRITTEN EQUITY OPTIONS (F)— (0.1)%

	Contracts	Value
Allergan Call, Expires 11/18/2016,
Strike Price $280.00*	(46)	$(1,150)
Alphabet Call, Expires 11/18/2016,
Strike Price $845.00*	(31)	(7,750)
Amazon.com Call, Expires 11/18/2016,
Strike Price $855.00*	(21)	(1,848)
Apple Call, Expires 12/16/2016,
Strike Price $125.00*	(50)	(1,150)
Boeing Call, Expires 12/16/2016,
Strike Price $150.00*	(66)	(6,270)
Cisco Systems Call, Expires 12/16/2016,
Strike Price $32.00*	(390)	(14,820)
JPMorgan Chase Call, Expires 12/16/2016,
Strike Price $72.50*	(125)	(5,375)
Microchip Technology Call, Expires 12/16/2016,
Strike Price $65.00*	(120)	(10,200)
Navient Call, Expires 12/16/2016,
Strike Price $15.00*	(780)	(11,700)
Occidental Petroleum Call, Expires 12/16/2016,
Strike Price $80.00*	(128)	(3,968)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2016

WRITTEN EQUITY OPTIONS — continued

	Contracts	Value
Praxair Call, Expires 12/16/2016,
Strike Price $125.00*	(37)	$(2,035)
Starbucks Call, Expires 1/20/2017,
Strike Price $60.00*	(220)	(4,180)
Union Pacific Call, Expires 12/16/2016,
Strike Price $97.50*	(69)	(1,173)
US Bancorp Call, Expires 12/16/2016,
Strike Price $46.00*	(250)	(12,250)
Visa Call, Expires 12/16/2016,
Strike Price $85.00*	(100)	(36,400)
Walt Disney Call, Expires 11/18/2016,
Strike Price $100.00*	(110)	(1,430)

TOTAL WRITTEN OPTIONS — (0.1)%
(Premiums Received $131,728)		$(121,699)

Percentages are based on Net Assets of $234,463,848.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Floating rate security - Rate disclosed is the rate in effect on October 31, 2016.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2016 was $19,252,364 which represents 8.2% of Net Assets.

(C)	Security in default on interest payments.
(D)	The reporting rate is the 7-day effective yield as of October 31, 2016.
(E)	Security, or portion thereof, has been pledged as collateral on written equity options.
(F)	For the year ended October 31, 2016, the average market value of written equity options, for the year, was $9,545.

ADR — American Depositary Receipt

AMT — Alternative Minimum Tax

Cl — Class

ETF — Exchange Traded Fund

MTN — Medium Term Note

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME OPPORTUNITIES
FUND
OCTOBER 31, 2016

The following is a summary of the inputs used as of October 31, 2016 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$139,893,411	$—	$—	$139,893,411
Corporate Obligations	—	69,433,554	—	69,433,554
Exchange Traded Funds	14,370,142	—	—	14,370,142
Preferred Stock	2,218,500	—	—	2,218,500
U.S. Treasury Obligation	—	1,965,156	—	1,965,156
Cash Equivalents	5,500,505	—	—	5,500,505

Total Investments in Securities	$161,982,558	$71,398,710	$—	$233,381,268

Liabilities
Written Equity Options	$(121,699)	$—	$—	$(121,699)

Total Liabilities	$(121,699)	$—	$—	$(121,699)

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	AT Disciplined Equity Fund	AT Mid Cap Equity Fund	AT Income Opportunities Fund
Assets:
Investments at Value (Cost $535,479,807, $330,700,399 and $226,093,664, respectively)	$732,501,409	$334,115,917	$233,381,268
Receivable for Capital Shares Sold	339,396	850,500	734,955
Cash Held at Prime Broker	–	–	743,375
Dividends and Interest Receivable	229,300	14,581	1,024,475
Reclaim Receivable	–	4,147	26,525
Prepaid Expenses	23,392	13,305	11,726

Total Assets	733,093,497	334,998,450	235,922,324

Liabilities:
Written Equity Options, at value (Premiums Received $0, $0 and $131,728, respectively)	–	–	121,699
Payable for Investment Securities Purchased	–	–	1,040,340
Payable for Capital Shares Redeemed	62,550	536,158	109,421
Payable due to Adviser	417,052	215,109	120,301
Payable due to Administrator	50,344	22,945	16,040
Payable due to Trustees	4,237	1,939	1,350
Chief Compliance Officer Fees Payable	1,725	789	550
Other Accrued Expenses	68,790	46,664	48,775

Total Liabilities	604,698	823,604	1,458,476

Net Assets	$732,488,799	$334,174,846	$234,463,848

Net Assets Consist of:
Paid-in Capital	$527,978,053	$327,037,733	$233,513,292
Undistributed Net Investment Income (Accumulated Net Investment Loss)	5,303,675	(583,596)	334,760
Accumulated Net Realized Gain (Loss) on Investments	2,185,469	4,305,191	(6,681,837)
Net Unrealized Appreciation on Investments and Written Equity Options	197,021,602	3,415,518	7,297,633

Net Assets	$732,488,799	$334,174,846	$234,463,848

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	46,553,288	29,630,668	23,455,107

Net Asset Value, Offering and Redemption Price Per Share	$15.73	$11.28	$10.00

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENTS OF OPERATIONS
	AT Disciplined Equity Fund	AT Mid Cap Equity Fund	AT Income Opportunities Fund
Investment Income:
Dividends	$12,472,729	$1,954,586	$4,350,792
Income Distributions from Registered Investment Companies	—	—	651,308
Interest	—	—	3,031,023
Less: Foreign Taxes Withheld	—	—	(18,065)

Total Income	12,472,729	1,954,586	8,015,058

Expenses:
Investment Advisory Fees	4,667,954	2,167,179	1,241,961
Administration Fees	555,706	231,167	165,596
Trustees’ Fees	17,589	7,273	5,236
Chief Compliance Officer Fees	1,890	1,162	707
Transfer Agent Fees	64,493	42,076	37,174
Registration and Filing Fees	40,018	32,154	22,761
Legal Fees	27,684	11,413	8,114
Custodian Fees	27,637	12,610	10,936
Printing Fees	25,214	11,167	8,004
Audit Fees	22,691	22,795	22,804
Other Expenses	21,222	9,386	14,110

Total Expenses	5,472,098	2,548,382	1,537,403
Advisory Waiver Recapture (Note 5)	64,256	–	–
Less:
Waiver of Investment Advisory Fees	(2,693)	–	–
Fees Paid Indirectly (Note 4)	(36)	(20)	(12)

Net Expenses	5,533,625	2,548,362	1,537,391

Net Investment Income (Loss)	6,939,104	(593,776)	6,477,667

Net Realized Gain (Loss) on Investments	3,886,624	4,486,193	(5,977,444)
Net Realized Gain on Written Equity Options	–	–	559,704
Distributions of Realized Gains from Registered Investment Companies	–	–	1,859
Net Change in Unrealized Appreciation (Depreciation) on Investments	514,427	(7,002,496)	11,136,553
Net Change in Unrealized Appreciation (Depreciation) on Written Equity Options	–	–	(3,923)

Net Realized and Unrealized Gain (Loss) on Investments	4,401,051	(2,516,303)	5,716,749

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,340,155	$(3,110,079)	$12,194,416

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	AT Disciplined Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Income	$6,939,104	$5,882,742
Net Realized Gain on Investments	3,886,624	28,037,504
Net Change in Unrealized Appreciation (Depreciation) on Investments	514,427	17,253,202

Net Increase in Net Assets Resulting from Operations	11,340,155	51,173,448

Dividends and Distributions:
Institutional Shares
Net Investment Income	(6,378,081)	(4,840,963)
Net Realized Gains	(27,997,779)	(20,802,204)

Total Dividends and Distributions	(34,375,860)	(25,643,167)

Capital Share Transactions:
Institutional Shares
Issued	129,984,915	108,128,825
Reinvestment of Dividends and Distributions	30,576,942	22,709,586
Redeemed	(80,262,994)	(67,522,283)

Net Increase in Net Assets from Capital Share Transactions	80,298,863	63,316,128

Total Increase in Net Assets	57,263,158	88,846,409
Net Assets:
Beginning of Year	675,225,641	586,379,232

End of Year	$732,488,799	$675,225,641

Undistributed Net Investment Income	$5,303,675	$4,720,198

Shares Issued and Redeemed:
Institutional Shares
Issued	8,604,288	6,804,092
Reinvestment of Dividends and Distributions	2,019,785	1,440,161
Redeemed	(5,242,236)	(4,251,625)

Net Increase in Shares Outstanding from Share Transactions	5,381,837	3,992,628

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	AT Mid Cap Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Loss	$(593,776)	$(402,115)
Net Realized Gain on Investments	4,486,193	270,159
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,002,496)	5,868,088

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,110,079)	5,736,132

Dividends and Distributions:
Institutional Shares
Net Realized Gains	(211,276)	(325,066)

Total Dividends and Distributions	(211,276)	(325,066)

Capital Share Transactions:
Institutional Shares
Issued	136,896,237	206,855,500
Reinvestment of Dividends and Distributions	203,373	300,533
Redeemed	(49,502,491)	(10,555,581)

Net Increase in Net Assets from Capital Share Transactions	87,597,119	196,600,452

Total Increase in Net Assets	84,275,764	202,011,518
Net Assets:
Beginning of Year	249,899,082	47,887,564

End of Year	$334,174,846	$249,899,082

Accumulated Net Investment Loss	$(583,596)	$(336,273)

Shares Issued and Redeemed:
Institutional Shares
Issued	12,321,907	18,088,594
Reinvestment of Dividends and Distributions	18,224	27,471
Redeemed	(4,450,736)	(920,091)

Net Increase in Shares Outstanding from Share Transactions	7,889,395	17,195,974

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	AT Income Opportunities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Income	$6,477,667	$5,425,818
Net Realized Loss on Investments and Written Equity Options	(5,415,881)	(1,200,687)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Written Equity Options	11,132,630	(8,538,357)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,194,416	(4,313,226)

Dividends and Distributions:
Institutional Shares
Net Investment Income	(6,363,252)	(5,441,167)
Net Realized Gains	–	(356,879)

Total Dividends and Distributions	(6,363,252)	(5,798,046)

Capital Share Transactions:
Institutional Shares
Issued	51,706,312	113,808,947
Reinvestment of Dividends and Distributions	2,969,117	2,545,421
Redeemed	(35,796,998)	(13,128,867)

Net Increase in Net Assets from Capital Share Transactions	18,878,431	103,225,501

Total Increase in Net Assets	24,709,595	93,114,229
Net Assets:
Beginning of Year	209,754,253	116,640,024

End of Year	$234,463,848	$209,754,253

Undistributed Net Investment Income	$334,760	$203,587

Shares Issued and Redeemed:
Institutional Shares
Issued	5,246,863	11,182,940
Reinvestment of Dividends and Distributions	308,722	260,403
Redeemed	(3,768,653)	(1,341,775)

Net Increase in Shares Outstanding from Share Transactions	1,786,932	10,101,568

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED EQUITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period Year Ended October 31,
Institutional Shares	2016	2015	2014(1)	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$16.40	$15.77	$14.07	$11.78	$10.61

Income (Loss) from Investment Operations:
Net Investment Income*	0.15	0.15	0.13	0.13	0.12
Net Realized and Unrealized Gain	0.01	1.16	2.32	2.70	1.33

Total from Investment Operations	0.16	1.31	2.45	2.83	1.45

Dividends and Distributions:
Net Investment Income	(0.15)	(0.13)	(0.13)	(0.13)	(0.09)
Net Realized Gains	(0.68)	(0.55)	(0.62)	(0.41)	(0.19)

Total Dividends and Distributions	(0.83)	(0.68)	(0.75)	(0.54)	(0.28)

Net Asset Value, End of Period	$15.73	$16.40	$15.77	$14.07	$11.78

Total Return †	1.17%	8.50%	18.25%	25.16%	14.05%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$732,489	$675,226	$586,379	$470,885	$320,681
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.80%‡	0.79%	0.79%	0.80%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.79%	0.79%	0.81%	0.80%	0.79%
Ratio of Net Investment Income to Average Net Assets	1.00%	0.93%	0.89%	1.03%	1.07%
Portfolio Turnover Rate	12%	16%	22%	19%	22%

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Advisor not waived its fee and/or reimbursed other expenses, as applicable.

*	Per share calculations were performed using average shares for the period.
‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(1)

On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Information presented prior to January 2, 2014 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period
	Year Ended October 31,		Period Ended October 31, 2014(1)

Institutional Shares	2016	2015
Net Asset Value, Beginning of Period	$11.49	$10.54	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.02)	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.18)	1.04	0.55

Total from Investment Operations	(0.20)	1.01	0.54

Dividends and Distributions:
Net Realized Gains	(0.01)	(0.06)	—

Total Dividends and Distributions	(0.01)	(0.06)	—

Net Asset Value, End of Period	$11.28	$11.49	$10.54

Total Return †	(1.74)%	9.60%	5.40%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$334,175	$249,899	$47,888
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.88%	0.98%‡	1.00%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.88%	0.94%	1.67%**
Ratio of Net Investment Income to Average Net Assets	(0.21)%	(0.27)%	(0.27)%**
Portfolio Turnover Rate	23%	11%	7%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses, as applicable.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized.
***	Not Annualized.
(1)	Commenced operations on June 27, 2014.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period
	Year Ended October 31,		Period Ended October 31, 2014 (1)

Institutional Shares	2016	2015
Net Asset Value, Beginning of Period	$9.68	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30	0.31	0.09
Net Realized and Unrealized Gain (Loss)	0.32	(0.37)	0.05

Total from Investment Operations	0.62	(0.06)	0.14

Dividends and Distributions:
Net Investment Income	(0.30)	(0.31)	(0.06)
Net Realized Gains	—	(0.03)	—

Total Dividends and Distributions	(0.30)	(0.34)	(0.06)

Net Asset Value, End of Period	$10.00	$9.68	$10.08

Total Return †	6.55%	(0.67)%	1.42%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$234,464	$209,754	$116,640
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.74%	0.79%*	0.85%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.74%	0.77%	0.97%**
Ratio of Net Investment Income to Average Net Assets	3.13%	3.10%	2.76%**
Portfolio Turnover Rate	24%	29%	6%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, as applicable. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

*	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
**	Annualized.
***	Not Annualized.
(1)	Commenced operations on June 27, 2014.
(2)	Per share calculations were performed using average shares for the period.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of AT Disciplined Equity Fund (the “Disciplined Equity Fund”), the AT Mid Cap Equity Fund (the “Mid Cap Equity Fund” and the AT Income Opportunities Fund (the “Income Opportunities Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Board.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year October 31, 2016, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Options Written/Purchased — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received from writing or paid for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

There were no options purchased during the year ended October 31, 2016.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Net realized and unrealized gains or losses associated with written equity options are reported on the Statement of Operations as net realized gain on written equity options and net change in unrealized depreciation on written equity options. Written

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

options transactions entered into during the year ended October 31, 2016, are subject to equity risk and are summarized as follows:

Income Opportunities Fund	Number of Contracts	Premium
Balance at the beginning of the year	240	$21,912
Written	13,419	878,213
Exercised	(3,667)	(208,692)
Expired	(7,449)	(559,705)

Balance at the end of the year	2,543	$131,728

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders —The Disciplined Equity Fund and Mid Cap Equity Fund distribute substantially all of their net investment income, if any, at least annually. The Income Opportunities Fund distributes substantially all of its net investment income, if any, quarterly. For each Fund, any net realized capital gains, if any, are distributed at least annually. All distributions and distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2016, the

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund paid $555,706, $231,167 and $165,596, respectively, for these services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2016, the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund earned credits of $36, $20 and $12, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, AT Investment Advisers, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund and Income Opportunities Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund and 0.60% of the average daily net assets of the Income Opportunities Fund.

Effective February 29, 2016, the Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.80%, 1.00% and 0.85% of the average daily net assets for the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund, respectively, until February 28, 2017. Prior to February 29, 2016, the agreement reduced fees and reimbursed expenses to keep total annual operating expenses from exceeding 0.79%, 1.00% and 0.85% for the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

Fund, respectively. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2016, the amounts the Adviser may seek as reimbursement of previously waived fees, up to the expense cap in place at the time the expenses were waived, were $31,998 from the Disciplined Equity Fund expiring in 2017, $13,568 expiring in 2018, and $2,693 expiring in 2019. For the year ended October 31, 2016, the Adviser recaptured previously waived fees of $64,256 from the Disciplined Equity Fund.

6. Investment Transactions:

The cost of purchases and proceeds from security sales, other than long-term U.S. Government and short-term securities for the year ended October 31, 2016, are as follows:

	Purchases	Sales
Disciplined Equity Fund	$131,537,735	$83,418,408
Mid Cap Equity Fund	147,118,810	65,351,430
Income Opportunities Fund	70,541,655	46,691,453

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent book and tax basis differences are primarily attributable to short term gain offset by net operating losses, REIT adjustments, reclass of distributions and net operating losses and have been classified to/(from) the following accounts for the year ended October 31, 2016:

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

	Paid-in Capital	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Gain (Loss)
Disciplined Equity Fund	$ —	$ 22,454	$ (22,454)

Mid Cap Equity Fund	(194,853)	346,453	(151,600)

Income Opportunities Fund	—	16,758	(16,758)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years or periods ended October 31, 2016 and 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Disciplined Equity Fund
2016	$7,850,557	$26,525,303	$34,375,860
2015	5,130,510	20,512,657	25,643,167

Mid Cap Equity Fund
2016	—	211,276	211,276
2015	—	325,066	325,066

Income Opportunities Fund
2016	6,363,252	—	6,363,252
2015	5,512,722	285,324	5,798,046

As of October 31, 2016 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Late- Year Loss Deferral	Total Distributable Earnings
Disciplined Equity Fund	$5,303,675	$4,484,471	$—	$194,722,600	$—	$204,510,746
Mid Cap Equity Fund	—	4,980,771	—	2,739,939	(583,597)	7,137,113
Income Opportunities Fund	334,760	—	(6,580,047)	7,195,843	—	950,556

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2016 through October 31, 2016. For the tax year ended October 31, 2016, the Mid Cap Equity Fund elected to treat the qualified ordinary late year loss of $583,597 as arising in the following fiscal year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

difference is attributable primarily to wash sales.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Income Opportunities Fund	$2,831,602	$3,748,445	$6,580,047

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2016, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Disciplined Equity Fund	$537,778,809	$210,311,555	$(15,588,955)	$194,722,600

Mid Cap Equity Fund	331,375,978	24,535,650	(21,795,711)	2,739,939

Income Opportunities Fund	226,195,453	13,812,896	(6,627,081)	7,185,815

8. Other:

At October 31, 2016, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Disciplined Equity Fund	4	89%

Mid Cap Equity Fund	4	95%

Income Opportunities Fund	3	82%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

9. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of AT Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AT Disciplined Equity Fund, AT Mid Cap Equity Fund and AT Income Opportunities Fund (three of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and each of the years or periods ended October 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the AT Disciplined Equity Fund for the years ended October 31, 2013 and 2012 were audited by other auditors whose report dated December 23, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AT Disciplined Equity Fund, AT Mid Cap Equity Fund and AT Income Opportunities Fund (three of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended and each of the years or periods ended October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2016

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016
.

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2016 to October 31, 2016.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
AT Disciplined Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,035.50	0.81%	$4.14
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.06	0.81%	$4.12
AT Mid Cap Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$995.60	0.89%	$4.46
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.66	0.89%	$4.52
AT Income Opportunities Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,051.40	0.75%	$3.87
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.37	0.75%	$3.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES[3] [4]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[4]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-3AT-FUND. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Insitutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.
Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.
Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed- end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y KIM (Born: 1981)	Vice President and Assistant Secretary Since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)

Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Disciplined Equity Fund	77.16%	22.84%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%
Mid Cap Equity Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	0.00%	100.00%	100.00%	67.54%	69.51%	0.42%	31.68%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

APPROVAL OF INVESTMENT ADVISOR AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 15, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the

Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2016

schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

AT Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-3AT-FUND

Adviser:

AT Investment Advisers, Inc.

One South Wacker Drive, Suite 3500

Chicago, Illinois 60606

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.